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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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[ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)|

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                             95-3571558
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

700 S. FLOWER STREET
2ND FLOOR
LOS ANGELES, CALIFORNIA                                      90017-4104
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                       100 ASHFORD CENTER NORTH, SUITE 520
                                ATLANTA, GA 30338
                             ATTN: BARBARA K. ROYAL
                                 (770) 698-5131
           (Name, address, and telephone number of agent for service)

                           ---------------------------

                              AIRGATE PCS, INC. (1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     20-2156350
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

5225 S. LOOP 289                                             79424
LUBBOCK, TEXAS                                               (Zip code)
(Address of principal executive offices)

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           First Priority Senior Secured Floating Rate Notes due 2011
                       (Title of the indenture securities)

(1)  See Table 1 - List of additional obligors

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                                     TABLE 1

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                                    STATE OF INCORPORATION OR     PRIMARY STANDARD INDUSTRIAL     IRS EMPLOYER IDENTIFICATION
           GUARANTOR*                       FORMATION                CLASSIFICATION NUMBER                  NUMBER
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   AGW Leasing Company, Inc.                   DE                             4812                        58-2441171
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 AirGate Network Services, LLC                 DE                             4812                        58-2573528
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 AirGate Service Company, Inc.                 DE                             4812                        30-0092669
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* Address and telephone number of principal executive offices are the same as those of AirGate PCS, Inc.

Item 1. General information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                NAME                                      ADDRESS
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COMPTROLLER OF THE CURRENCY                        WASHINGTON, D.C. 20219
UNITED STATES DEPARTMENT OF THE TREASURY

FEDERAL RESERVE BANK                               ATLANTA, GEORGIA 30309

FEDERAL DEPOSIT INSURANCE CORPORATION              WASHINGTON, D.C. 20429

     (b) Whether it is authorized to exercise corporate trust powers.

     THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

        NONE.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-14 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS
NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

Item 15. Foreign Trustee. NOT APPLICABLE.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
         Statement of Eligibility.

                                       -2-

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     Exhibit 1.    A copy of the articles of association of The Bank of New York
                   Trust Company, N.A.(1)

     Exhibit 2.    A copy of certificate of authority of the trustee to commence business.(2)

     Exhibit 3.    A copy of the authorization of the trustee to exercise
                   corporate trust powers.(3)

     Exhibit 4.    A copy of the existing by-laws of the trustee.(4)

     Exhibit 5.    Not applicable.

     Exhibit 6.    The consent of the trustee required by Section 321(b) of the
                   Act.

     Exhibit 7.    A copy of the latest report of condition of the Trustee
                   published pursuant to law or to the requirements of its
                   supervising or examining authority.

     Exhibit 8.    Not applicable.

     Exhibit 9.    Not applicable.

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(1) Incorporated by reference to Exhibit 1 to the trustee's Form T-1 filed as
Exhibit 25 to the Registration Statement dated January 14, 2005, SEC File No.
333-122050.

(2) Incorporated by reference to Exhibit 2 to the trustee's Form T-1 filed as
Exhibit 25 to the Registration Statement dated January 14, 2005, SEC File No.
333-122050.

(3) Incorporated by reference to Exhibit 3 to the trustee's Form T-1 filed as
Exhibit 25 to the Registration Statement dated January 14, 2005, SEC File No.
333-122050.

(4) Incorporated by reference to Exhibit 4 to the trustee's Form T-1 filed as
Exhibit 25 to the Registration Statement dated January 14, 2005, SEC File No.
333-122050.

                                       -3-

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The Bank of New York Trust Company, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of
Georgia, on the 30th day of March, 2005.

                                         THE BANK OF NEW YORK
                                         TRUST COMPANY, N.A.

                                         By: /s/ Karen Z. Kelly
                                             --------------------------
                                         Name:  Karen Z. Kelly
                                         Title: Vice President

                                       -4-

                                                                       EXHIBIT 6

                             CONSENT OF THE TRUSTEE

In accordance with the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, The Bank of New York Trust Company, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange
Commission upon request therefor.

                                          THE BANK OF NEW YORK
                                          TRUST COMPANY, N.A.

                                          By: /s/ Karen Z. Kelly
                                              ------------------------
                                              Name:  Karen Z. Kelly
                                              Title: Vice President

Atlanta, Georgia
March 30, 2005

                                       -5-

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

     At the close of business November 30, 2004, published in accordance with
Federal regulatory authority instructions.

                                                                                 Dollar Amounts
                                                                                 in Thousands
ASSETS
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Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin...............................11,020
    Interest-bearing balances............................................................20
Securities:
    Held-to-maturity securities.......................................................8,930
    Available-for-sale securities....................................................29,892
Federal funds sold and securities purchased under agreements to resell:
    Federal funds sold ..............................................................25,700
    Securities purchased under agreements to resell.................................111,000
Loans and lease financing receivables:
    Loans and leases held for sale........................................................0
    Loans and leases, net of unearned income..............................................0
    LESS: Allowance for loan and lease losses ............................................0
    Loans and leases, net of unearned income and allowance ...............................0
Trading assets............................................................................0
Premises and fixed assets (including capitalized leases)..............................2,365
Other real estate owned...................................................................0
Investments in unconsolidated subsidiaries and associated companies.......................0
Customers' liability to this bank  on acceptances outstanding.............................0
Intangible assets:
  Goodwill..........................................................................237,448
  Other Intangible Assets ...........................................................17,614
Other assets.........................................................................25,184
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Total assets.......................................................................$469,173
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LIABILITIES
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Deposits:
    In domestic offices
    Noninterest-bearing..............................................................12,587
    Interest-bearing......................................................................0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
    Federal funds purchased...............................................................0
    Securities sold under agreements to repurchase........................................0
Trading liabilities.......................................................................0
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)..........................................................58,193
Not applicable
Bank's liability on acceptances executed and outstanding..................................0

                                       -6-

Subordinated notes and debentures.........................................................0
Other liabilities....................................................................45,767
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Total liabilities..................................................................$116,548
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Minority interest in consolidated subsidiaries............................................0

EQUITY CAPITAL
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Perpetual preferred stock and related surplus.............................................0
Common stock..........................................................................1,000
Surplus      294,050
Retained earnings....................................................................57,632
Accumulated other comprehensive income.....................................................
Other equity capital components.........................................................(57)
                                                                                       ----
Total equity capital...............................................................$352,625
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Total liabilities, minority interest, and equity capital...........................$469,173
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     I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

     Thomas J. Mastro      )      Comptroller

     We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

     Richard G. Jackson    )
     Nicholas C. English   )      Directors
     Karen B. Shupenko     )

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